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                                                                    Exhibit 99.2

                                PROMISSORY NOTE

$7,000,000.00                                            DATE: December 31, 2001

                              Oxnard, California

     THIS NOTE (THIS "NOTE"), IS MADE BY HEALTHCARE HOLDINGS, INC., A NEVADA CORPORATION, AS MAKER ("MAKER"), IN FAVOR OF LTC PROPERTIES, INC., A MARYLAND CORPORATION, AS PAYEE ("PAYEE") IN THE AMOUNT OF SEVEN MILLION DOLLARS ($7,000,000.00).

     At Maturity Date, as hereinafter defined, for value received, Maker hereby promises to pay to the order of Payee, at Payee's principal place of business in Oxnard, California, or such other place as Payee may from time to time designate, the principal sum of Seven Million Dollars ($7,000,000.00) plus accrued interest at the rate of 5%, compounded annually, ("Compounded Interest") of One Million Nine Hundred Thirty-Three Thousand Nine Hundred Seventy Dollars and Ninety-four cents ($1,933,970.94). In addition, during the term of the Note, Maker shall pay to Payee on an annual basis accrued interest at the rate of 2% ("Annual Interest") on the principal balance of $7,000,000. Therefore, on each anniversary date of the Note, beginning December 31, 2002 and ending with the last payment of Annual Interest on December 31, 2006, Maker shall pay to Payee One Hundred Forty Thousand Dollars ($140,000). All principal and accrued Compound Interest shall be due on or before December 31, 2006 (the "Maturity Date"). Principal and interest due hereunder shall be payable in lawful money of the United States.

     Subject to the limitations described herein, Maker desires to obtain this Note from Payee to enable Maker to purchase from Payee the right to receive, 1,238,076 shares of common stock of Assisted Living Concepts, Inc. to be distributed pursuant to the First Amended Joint Plan of Reorganization of Assisted Living Concepts, Inc. ("ALF") and Carriage House Assisted Living, Inc. ("Plan"), which Plan was subsequently confirmed at a hearing on December 5, 2001 as set forth in, and subject to, that certain Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. Section 1129 and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming the Plan of the Companies entered on December 5, 2001. Accordingly, this Note represents funds that have been borrowed by Maker in the aggregate principal amount of Seven Million Dollars ($7,000,000.00) to make such purchase.

     14.  Payments on Maturity Date. Assuming no acceleration by Payee and no
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prepayment in full of the Loan by Maker, on the Maturity Date, Maker shall pay to Payee the entire outstanding principal, compound interest and accrued interest owing to Payee by Maker under this Note.

     15.  Prepayments. Maker shall have the right to prepay all or any part of
          -----------
the principal and accrued interest balance of this Note any time without premium, penalty, or charge of any kind whatsoever; provided, however, there shall be no discount of any kind for any prepayment.

     16.  Security Documents. This Note is a full recourse obligation of the
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Maker and is secured by all of the assets of Maker, whether heretofore or hereafter, including, but not limited to the ALF debentures and ALF common shares currently held by Maker; and the junior and senior debentures and the common shares to be distributed by ALF as described in the Plan and a security agreement and/or other security instruments given by Maker in favor of Payee, (collectively, the "Security Documents"). Reference is made to the Security Documents for a description of the collateral provided for therein and the rights of Payee with respect to such collateral.

     17.  Sale of Collateral. Maker may at any time, upon prior notice to Payee
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of five (5) business days, sell for cash all or a portion of the Collateral underlying this Note. One hundred percent (100%) of the proceeds, as hereinafter defined, must be remitted to the Payee within 3 business days of receipt of such proceeds. "Proceeds" is defined as total cash received before any costs, expenses or fees associated with such sale. Such Proceeds, to the extent of the proceeds, will first be applied to reduce any accrued but unpaid Annual Interest, second to reduce any accrued but unpaid Compounded Interest and finally to reduce the principal of the Note.

     18.  Restrictive Covenants. Maker hereby covenants and agrees with Payee
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that, for so long as the obligations of Maker under this Note remain outstanding under the Note, Maker will comply with all of the following:

          (a) Maker will not, and will not permit any subsidiary of Maker to, create, assume, incur or suffer to exist any lien or encumbrance of any kind, upon all or any portion of the Collateral (as defined in the Security Documents).

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          (b)  Maker will not, and will not permit any subsidiary to pay a dividend, provide any loan guaranty, lend money or borrow any additional sums beyond this Note.

          (c) Maker will not, and will not permit any subsidiary to (i) lease, assign or sell all or substantially all of its property or business to any other Person (as hereinafter defined), (ii) merge or consolidate with or into any other Person, (iii) purchase or lease or otherwise acquire all or substantially all of the assets of any other Person, (iv) sell, transfer, pledge or otherwise dispose of capital stock of Maker or any of its subsidiaries, (v) liquidate, suspend or dissolve its business operations, (vi) change its name, identity or corporate, partnership or other structure, or (vii) change the current principal place of business or chief executive office, in each case without the prior written consent of Payee.

     19.  Acknowledgement and Restrictive Covenant of LTC Healthcare, Inc.,
                              ---------------------------------------------
parent of Maker ("LTI"). LTI hereby acknowledges that it has heretofore pledged
-----------------------
as collateral all of the outstanding stock of Maker pursuant to that certain Second Amended and Restated Promissory Note and Security Agreement dated June 8, 2001, which obligation remains in effect, and hereby further covenants and agrees with Payee that, for so long as the obligations of Maker under this Note remain outstanding, LTI will not pledge the stock of Maker, or otherwise encumber the stock of Maker, in any manner for any reason.

     20.  Change of Control. Notwithstanding anything to the contrary contained
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herein, upon a Change of Control (as hereinafter defined) Payee may, in its sole discretion, declare the entire balance of principal and interest hereon immediately due and payable, together with all applicable charges and payments due hereunder, all costs of collection, including reasonable attorneys' fees and all other costs and expenses incurred, and shall have all remedies available under the Security Documents, at law or in equity. For purposes of this Note, a "Change of Control" shall mean and include (i) the sale by Maker, or LTI (each hereinafter referred to as "Party") and/or any subsidiary of either Party of all or substantially all of the assets of either Party and its subsidiaries taken as a whole, (ii) any Acquisition by any person or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group") of 30% or more of the total voting power of all classes of capital stock of either Party entitled to vote generally in the election of the Board of Directors of either Party, (iii) any Acquisition by any person or Group of the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors of either party, through beneficial ownership of the capital stock or otherwise, or, (iv) a majority of the members of the Boards of Directors of either Party cease to be Continuing Directors (as hereinafter defined). As used herein, "Continuing Directors"
means, as of any date of determination, any member of the Board of Directors of either party, who (i) was a member of the Boards of Directors of either Party on the date of this Note, or (ii) was nominated for election or elected to such Board with the approval of a majority of the Continuing Directors who were members of such Boards at the time of such nomination or election. For the purposes of this definition, "Acquisition" of the power or properties and assets
                              -----------
stated in the preceding sentence means the earlier of (a) the actual possession thereof and (b) the consummation of any transaction or series of related transactions which, with the passage of time, will give such Person or Persons that actual possession thereof. As used herein, "Person" shall mean an
                                                  ------
individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

     21.  Late Payment Charge; No Waiver. MAKER ACKNOWLEDGES THAT LATE PAYMENT
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TO PAYEE OF ANY SUMS DUE HEREUNDER WILL CAUSE PAYEE TO INCUR COSTS NOT
CONTEMPLATED HEREUNDER, THE EXACT AMOUNT OF WHICH WILL BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS INCLUDE, BUT ARE NOT LIMITED TO, PROCESSING AND ACCOUNTING CHARGES. ACCORDINGLY, IF ANY INSTALLMENT IS NOT RECEIVED BY PAYEE WHEN DUE, OR IF ANY REMAINING PRINCIPAL AND ACCRUED BUT UNPAID INTEREST OWING UNDER THIS NOTE IS NOT PAID IN FULL ON THE MATURITY DATE, MAKER SHALL THEN PAY TO PAYEE AN ADDITIONAL SUM OF FIVE PERCENT (5%) OF THE OVERDUE AMOUNT AS A LATE CHARGE. THE PARTIES HEREBY AGREE THAT THE LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS PAYEE WILL INCUR BY REASON OF LATE PAYMENT. THIS PROVISION SHALL NOT, HOWEVER, BE CONSTRUED AS EXTENDING THE TIME FOR PAYMENT OF ANY AMOUNT HEREUNDER, AND ACCEPTANCE OF SUCH LATE CHARGE BY PAYEE SHALL IN NO EVENT CONSTITUTE A WAIVER OF MAKER'S DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT NOR PREVENT PAYEE FROM EXERCISING ANY OF ITS OTHER RIGHTS AND REMEDIES WITH RESPECT TO SUCH DEFAULT.

     INITIAL:   /s/ ACD
                -------
                 Maker

     22.  Additional Obligation. Maker agrees to purchase the right to receive
          ---------------------
any future distribution of ALF common stock the Payee may be entitled to receive as a result of the final settlement of the Plan. Such additional purchase shall be for $5.6539 per share and Maker shall sign an additional note with the same terms and conditions as this Note.

     23.  Default. The occurrence of any of the following shall constitute an
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event of default ("Event of Default") under this Note:

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          (a)  failure to make any payment of principal, interest, or any other sums due hereunder within five (5) business days of the date due;

          (b) the occurrence of any breach or default of any other obligation of Maker, LTI, or any of their respective subsidiaries, monetary or otherwise, hereunder or otherwise, which breach or default (except as provided below) shall continue for more than ten (10) calendar days after Maker or LTI has received written notice thereof from Payee;

          (c)  notwithstanding anything to the contrary contained in this
Section 10, immediately upon the breach or default of any provision of Sections 4, 5, 6 and 9 hereof; or

          (d)  a breach or default under the Security Documents.

     24.  Acceleration Rights; Remedies. Upon the occurrence of an Event of
          -----------------------------
Default or Change of Control hereunder, Payee may, in its sole discretion, declare the entire balance of principal and interest hereon immediately due and payable, together with all applicable charges and payments due hereunder, costs of collection, including reasonable attorneys' fees and all other costs and expenses incurred, and shall have any and all remedies available under the Security Documents, at law or in equity.

     25.  Attorneys' Fees and Costs. In the event it becomes necessary for Payee
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to utilize legal counsel for the enforcement of this Note or any of its terms, if Payee is successful in such enforcement by legal proceedings or otherwise, Payee shall be reimbursed immediately by Maker for all reasonable attorneys' fees and other costs and expenses.

     26.  Waivers. Maker of this Note hereby waives diligence, demand,
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presentment for payment, exhibit of this Note, notice of non-payment or dishonor, protest and notice of protest, notice of demand, notice of election of any right of holder hereof, any and all exemption rights against this indebtedness, and expressly agrees that, at Payee's election, the time for performance of any obligation under this note may be extended from time to time, without notice and that no such extension, renewal, or partial release shall release Maker from its obligation of payment of this Note or any installment hereof, and consents to offset of any sums owed to Maker by the holder hereof at any time.

     27.  Assignment/Transfer by Payee. Payee, in Payee's sole and absolute
          ----------------------------
discretion, and without notice to Maker, shall have the absolute right to sell, assign, gift, transfer, convey, encumber or otherwise dispose of all or a portion of the holder's rights in this Note or any other agreement related thereto. Maker may not assign, gift, transfer, convey, encumber or otherwise dispose of all or a portion of its rights, nor delegate its duties or obligations under this Note or any other agreement related thereto.

     28.  Governing Law. This Note shall in all respects be interpreted,
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enforced, and governed by and under the internal law of the State of California without resort to choice of law principles.

     29.  Severability. Every provision hereof is intended to be several. If any
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provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

     30.  Compliance With Usury Laws. It is the intention of the parties hereto
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to conform strictly to applicable usury laws regarding the use, forbearance or detention of the indebtedness evidenced by this Note, whether such laws are not or hereafter in effect, including the laws of the Untied States of America or any other jurisdiction whose laws are applicable, and including subsequent revisions to or judicial interpretations of those laws, in each case to the extent they are applicable to this Note (the "Applicable Usury Laws"); provided, however, if such laws shall hereafter permit higher rates of interest, then the Applicable Usury Laws shall be the laws allowing the higher rate of interest. Accordingly, the following shall apply:

          (a) If any acceleration of the Maturity Date of this Note or any payment by maker or any other person or entity results in the amount of interest contracted for, charged, taken, reserved, received by or paid by Maker or such other person or entity on the principal amount outstanding, from time to time, on the Note being deemed to have been in excess of the Maximum Amount (as hereinafter defined) or if any transaction contemplated hereby would otherwise be usurious under any Applicable Usury Laws, then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows:
(i) the provisions of this Section 17 shall govern and control; (ii) the aggregate of all interest under Applicable Usury Laws that is contracted for, charged, taken, reserved or received under this Note, or under any of the other aforesaid agreements or instruments or otherwise shall under no circumstances exceed the Maximum Amount, and any excess shall either be refunded to Maker or applied in reduction of principal, if permitted by California law, in the sole discretion of Payee; (iii) neither Maker nor any other person or entity shall be obligated to apply the amount of such interest to the extent it is in excess of the Maximum Amount; (iv) any interest contracted for, charge, reserved, taken or received in excess of the Maximum Amount shall be deemed

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an accidental or bona fide error and canceled automatically to the extent of such excess; and (v) the effective rate of interest on the Loan shall be ipso facto reduced to the Highest Lawful Rate (as hereinafter defined), and the provision of this Note shall be deemed reformed, without the necessity of the execution of any new document, so as to comply with all Applicable Usury Laws. All sums paid, or agreed to be paid, to Payee for the use, forbearance, or the detention of the indebtedness of Maker to payee evidenced by this Note shall, to the fullest extent permitted by the Applicable Usury Laws, be amortized, pro-rated, allocated and spread throughout the full term of the indebtedness evidenced by this Note so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. As used herein, the term "Maximum Amount" means the maximum non-usurious amount of interest which may be lawfully contracted for, charged, reserved, taken or received by Payee in connection with the indebtedness evidenced by this Note under all applicable Usury Laws.

          (b) If at any time interest on the Loan, together with any fees and additional amounts payable hereunder or under any other agreements or instruments that are deemed to constitute interest under Applicable Usury Laws (the "Additional Interest"), exceeds the Highest Lawful Rate, then the amount of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, or any other agreement or instrument, to the amount of interest that would accrue at the Highest Lawful Rate; provided, however, that to the fullest extent permitted by Applicable Usury Laws, any subsequent reductions in the interest rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the aggregate amount of interest actually accrued pursuant to this Note, together with all Additional Interest, equals the amount of Interest which would have accrued if the Highest Lawful Rate had at all times been in effect and such Additional Interest, if any, had been paid in full.

          For purposes of this Note, the term "Highest Lawful Rate" means the maximum rate of interest and other charges (if any such maximum exists) for the forbearance of the payment of monies, if any that may be charged, contracted for, reserved, taken or received under all Applicable Usury Laws on the principal balance of this Note from time to time outstanding.

     31.  Notices. Any notice or other communication required or permitted to be
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given under this Note shall be in writing and sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

          If to Maker:             Healthcare Holdings, Inc.
          -----------              300 Esplanade Drive, Suite 1865
                                   Oxnard, California 93030
                                   Attention:  Mr. Chris Ishikawa

          with a copy to:          Healthcare Holdings, Inc.
                                   300 Esplanade Drive, Suite 1865
                                   Oxnard, California 93030
                                   Attention:  Legal Department

          If to Parent:            LTC Healthcare, Inc.
          ------------             300 Esplanade Drive, Suite 1865
                                   Oxnard, California 93030
                                   Attention:  Mr. Chris Ishikawa

          If to Payee:             LTC Properties, Inc.
          -----------              300 Esplanade Drive, Suite 1860
                                   Oxnard, California 93030
                                   Attention:  Ms. Wendy Simpson

          with a copy to:          LTC Properties, Inc.
                                   300 Esplanade Drive, Suite 1860
                                   Oxnard, California 93030
                                   Attention:  Legal Department

     or such other address as either party may from time to time specify in writing to the other in the manner aforesaid. If personally delivered, such notices or other communications shall be deemed delivered upon delivery. If sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, such notices or other communications shall be deemed delivered upon delivery or refusal to accept delivery as indicated on the return receipt.

                           [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Maker has caused this Note to be executed as of the date first above written.

                                     MAKER:

                                     HEALTHCARE HOLDINGS, INC.,
                                     a Nevada corporation

                                     By:   /s/ ANDRE C. DIMITRIADIS
                                           ------------------------
                                     Name: Andre C. Dimitriadis
                                     Its:  Chairman and Chief Executive Officer


                                     PARENT:

                                     LTC HEALTHCARE, INC.,
                                     a Nevada corporation

                                     By:   /s/ WENDY SIMPSON
                                           -----------------
                                     Name: Wendy Simpson
                                     Its:  Executive Vice President

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